Exhibit 99.2

Quarterly Financial Supplement

For the Period Ended September 30, 2004

(NYSE: NFP)

Investor Relations Contact:

Mark Biderman	Caleb Noel
(212) 301-4070	(212) 301-4033
ir@nfp.com	ir@nfp.com

The Quarterly Financial Supplement (“QFS”) includes financial measures, cash earnings and cash earnings per diluted share, that are not based on generally accepted accounting principles (“GAAP”). Cash earnings is defined as GAAP net income excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. Cash earnings per diluted share is calculated by dividing cash earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. The QFS also includes measures called gross margin before management fees and gross margin before management fees as a percentage of revenue. National Financial Partners Corp. (“NFP”) uses all of these measures in analyzing its performance; it believes that these measures are of interest to the investment community because they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for GAAP net income and GAAP net income per diluted share, respectively. Gross margin before management fees and gross margin before management fees as a percentage of revenue should not be viewed as substitutes for gross margin and gross margin as a percentage of revenue, respectively. Reconciliations of cash earnings to GAAP net income, cash earnings per diluted share to GAAP net income per diluted share, gross margin before management fees to gross margin, and gross margin before management fees as a percentage of revenue to gross margin as a percentage of revenue, the most directly comparable GAAP measures, are included in the QFS and in NFP’s earnings press release for the quarter and nine-month period ended September 30, 2004, both of which are available at www.nfp.com.

The QFS contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “anticipate,” “expect,” “intend,” “plan,” “believe,” “estimate,” “may” and “continue” and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, dividends, capital structure, credit facilities, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations, income taxes and NFP’s operations. These forward-looking statements are based on management’s current views with respect to future results, and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by a forward-looking statement include: (1) NFP’s success in acquiring high quality independent financial services distribution firms, (2) competition in the business of providing financial services to the high net worth and entrepreneurial corporate markets, (3) the impact of legislation or regulations in jurisdictions in which NFP’s subsidiaries operate, including elimination or modification of the federal estate tax, (4) changes in premiums and commission rates, (5) adverse results or other consequences from litigation, arbitration or regulatory investigations, including those related to compensation agreements with insurance companies, (6) changes in interest rates or general economic conditions, and (7) other factors described in NFP’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NFP has restated commissions and fees revenue and commissions and fees expense for prior periods to reflect a change in the reporting of certain transactions by one subsidiary of the NFP from a gross to net basis. The change lowered both revenue and expenses by equal amounts and did not impact gross margin, net income and net income per diluted share or cash earnings and Cash EPS.

NATIONAL FINANCIAL PARTNERS CORP. CORPORATE OVERVIEW (Unaudited - in thousands, except per share data)

	At or for the Three Months Ended
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
		(Restated)	(Restated)	(Restated)	(Restated)
GAAP net income	$11,139	$10,158	$6,861	$9,731	$7,369
Amortization of intangibles	5,067	4,785	4,626	4,260	4,207
Depreciation	1,383	1,342	1,980	1,688	1,085
Impairment of goodwill and intangible assets	1,461	1,709	—	—	—

Cash earnings	$19,050	$17,994	$13,467	$15,679	$12,661

GAAP net income per share - diluted	$0.30	$0.28	$0.19	$0.27	$0.24
Amortization of intangibles	0.14	0.13	0.13	0.12	0.14
Depreciation	0.04	0.04	0.05	0.05	0.03
Impairment of goodwill and intangible assets	0.04	0.05	—	—	—

Cash earnings per share - diluted (1)	$0.52	$0.49	$0.37	$0.44	$0.41

Shares outstanding, beginning of period	33,590	33,341	32,122	32,268	27,812
Common shares issued for acquisitions during period	154	140	819	—	145
Common shares issued for contingent consideration during period	149	—	124	—	—
Common shares issued for stock options exercised during period	79	3	306	—	94
Common shares issued for initial public offering	—	—	—	—	4,279
Common shares repurchased during period	—	(30)	(31)	(222)	(77)
Other	38	136	1	76	15

Shares outstanding, end of period	34,010	33,590	33,341	32,122	32,268

Weighted average common shares outstanding	33,872	33,544	33,132	32,257	28,540
Dilutive effect of contingent consideration	37	186	83	130	64
Dilutive effect of escrow and stock subscriptions	6	66	202	331	307
Dilutive effect of stock options	2,753	2,758	2,834	2,673	2,093

Weighted average common shares outstanding - diluted	36,668	36,554	36,251	35,391	31,004

Total NFP owned firms at period end	142	138	135	130	133
Internal “same store” revenue growth for quarterly period	15.3%	9.4%	18.3%	16.3%	11.9%
Internal “same store” revenue growth for year-to-date period	14.0%	13.3%	18.3%	13.5%	12.4%

Debt to total capitalization	0.0%	0.0%	2.5%	0.0%	0.0%

(1)	The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (Unaudited - in thousands)

	At
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
ASSETS
Current assets:
Cash and cash equivalents	$63,553	$55,060	$48,126	$71,244	$57,631
Securities purchased under resale agreements in premium trust accounts	54,412	55,558	52,927	41,317	38,332
Current receivables	45,945	47,526	48,374	50,137	44,426
Other current assets	12,391	13,523	13,785	14,172	12,475

Total current assets	176,301	171,667	163,212	176,870	152,864
Intangibles, net	274,206	266,761	264,676	232,665	237,922
Goodwill, net	262,650	253,929	243,112	218,002	218,837
Deferred tax assets	22,021	21,633	20,969	21,802	20,680
Other non-current assets	22,506	21,765	23,453	22,216	23,424

Total assets	$757,684	$735,755	$715,422	$671,555	$653,727

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$52,434	$52,746	$51,590	$39,597	$36,515
Bank loan	—	—	13,000	—	—
Other current liabilities	77,919	73,417	53,146	76,443	52,663

Total current liabilities	130,353	126,163	117,736	116,040	89,178
Deferred tax liabilities	87,421	90,178	90,185	81,278	88,348
Accrued option expense	—	—	—	—	—
Other non-current liabilities	8,502	8,084	8,600	8,965	9,950

Total liabilities	226,276	224,425	216,521	206,283	187,476

STOCKHOLDERS’ EQUITY
Common stock at par value	3,510	3,468	3,439	3,313	3,306
Additional paid-in capital	526,632	514,343	507,788	476,633	478,652
Retained earnings (deficit)	22,119	14,372	7,580	4,159	(2,437)
Treasury stock	(20,853)	(20,853)	(19,906)	(18,833)	(13,270)

Total stockholders’ equity	531,408	511,330	498,901	465,272	466,251

Total liabilities and stockholders’ equity	$757,684	$735,755	$715,422	$671,555	$653,727

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND CALCULATION OF GROSS MARGIN FOR QUARTERLY PERIODS (Unaudited - in thousands)

	For the Three Months Ended
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
		(Restated)	(Restated)	(Restated)	(Restated)
Revenue:
Commissions and fees	$153,304	$151,687	$130,932	$139,998	$116,349

Cost of Services:
Commissions and fees	39,780	42,522	36,756	31,487	27,833
Operating expenses	46,847	43,407	44,198	42,172	36,863
Management fees	32,263	30,910	23,233	32,445	22,940

Total cost of services	118,890	116,839	104,187	106,104	87,636

Gross margin	34,414	34,848	26,745	33,894	28,713

Corporate and other expenses:
General and administrative	7,864	8,227	7,390	7,886	6,107
Option compensation	203	393	190	154	177
Amortization of intangibles	5,067	4,785	4,626	4,260	4,207
Impairment of goodwill and intangible assets	1,461	1,709	—	—	—
Depreciation	1,383	1,342	1,980	1,688	1,085
(Gain) loss on sale of subsidiaries	—	(145)	—	716	1,038

Total corporate and other expenses	15,978	16,311	14,186	14,704	12,614

Income from operations	18,436	18,537	12,559	19,190	16,099

Net interest and other	(201)	285	(85)	(108)	(652)

Income before income taxes	18,235	18,822	12,474	19,082	15,447

Income tax expense	7,096	8,664	5,613	9,351	8,078

Net income	$11,139	$10,158	$6,861	$9,731	$7,369

Cash Earnings Reconciliation
Net income	$11,139	$10,158	$6,861	$9,731	$7,369
Amortization of intangibles	5,067	4,785	4,626	4,260	4,207
Impairment of goodwill and intangible assets	1,461	1,709	—	—	—
Depreciation	1,383	1,342	1,980	1,688	1,085

Cash earnings	$19,050	$17,994	$13,467	$15,679	$12,661

Calculation of Gross Margin
Total revenue	$153,304	$151,687	$130,932	$139,998	$116,349
Cost of services (excludes management fees):
Commissions and fees	39,780	42,522	36,756	31,487	27,833
Operating expenses	46,847	43,407	44,198	42,172	36,863

Gross margin before management fees	66,677	65,758	49,978	66,339	51,653
Management fees	32,263	30,910	23,233	32,445	22,940

Gross margin	$34,414	$34,848	$26,745	$33,894	$28,713

Gross margin as a percentage of total revenue	22.4%	23.0%	20.4%	24.2%	24.7%
Gross margin before management fees as a percentage of total revenue	43.5%	43.4%	38.2%	47.4%	44.4%
Management fees, as a percentage of gross margin before management fees	48.4%	47.0%	46.5%	48.9%	44.4%

Note: Certain reclassifications have been made to the condensed consolidated statements of operations for prior periods to conform to current period presentation.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND CALCULATION OF GROSS MARGIN FOR YEAR-TO-DATE PERIODS (Unaudited - in thousands)

	For the Year-to-Date Period Ended
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
		(Restated)	(Restated)	(Restated)	(Restated)
Revenue:
Commissions and fees	$435,923	$282,619	$130,932	$464,426	$324,428

Cost of Services:
Commissions and fees	119,058	79,278	36,756	111,625	80,138
Operating expenses	134,452	87,605	44,198	150,280	108,108
Management fees	86,406	54,143	23,233	94,372	61,927

Total cost of services	339,916	221,026	104,187	356,277	250,173

Gross margin	96,007	61,593	26,745	108,149	74,255

Corporate and other expenses:
General and administrative	23,481	15,617	7,390	26,262	18,376
Option compensation	786	583	190	199	45
Amortization of intangibles	14,478	9,411	4,626	16,461	12,201
Impairment of goodwill and intangible assets	3,170	1,709	—	9,932	9,932
Depreciation	4,705	3,322	1,980	4,748	3,060
(Gain) loss on sale of subsidiaries	(145)	(145)	—	1,754	1,038

Total corporate and other expenses	46,475	30,497	14,186	59,356	44,652

Income from operations	49,532	31,096	12,559	48,793	29,603

Net interest and other	(1)	200	(85)	(1,954)	(1,846)

Income before income taxes	49,531	31,296	12,474	46,839	27,757

Income tax expense	21,373	14,277	5,613	23,338	13,987

Net income	$28,158	$17,019	$6,861	$23,501	$13,770

Cash Earnings Reconciliation
Net income	$28,158	$17,019	$6,861	$23,501	$13,770
Amortization of intangibles	14,478	9,411	4,626	16,461	12,201
Impairment of goodwill and intangible assets	3,170	1,709	—	9,932	9,932
Depreciation	4,705	3,322	1,980	4,748	3,060

Cash earnings	$50,511	$31,461	$13,467	$54,642	$38,963

Calculation of Gross Margin
Total revenue	$435,923	$282,619	$130,932	$464,426	$324,428
Cost of services (excludes management fees):
Commissions and fees	119,058	79,278	36,756	111,625	80,138
Operating expenses	134,452	87,605	44,198	150,280	108,108

Gross margin before management fees	182,413	115,736	49,978	202,521	136,182
Management fees	86,406	54,143	23,233	94,372	61,927

Gross margin	$96,007	$61,593	$26,745	$108,149	$74,255

Gross margin as a percentage of total revenue	22.0%	21.8%	20.4%	23.3%	22.9%
Gross margin before management fees as a percentage of total revenue	41.8%	41.0%	38.2%	43.6%	42.0%
Management fees, as a percentage of gross margin before management fees	47.4%	46.8%	46.5%	46.6%	45.5%

Note: Certain reclassifications have been made to the condensed consolidated statements of operations for prior periods to conform to current period presentation.

NATIONAL FINANCIAL PARTNERS CORP. ACQUISITION STATISTICS - QUARTERLY & YEAR-TO-DATE PERIODS (Unaudited - in thousands)

	For the Three Months Ended
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
		(Restated)	(Restated)	(Restated)	(Restated)
Number of acquisitions closed	4	5	7	—	4
Consideration:
Cash	$15,390	$7,916	$34,078	$—	$7,000
Common stock	5,330	4,435	23,493	—	2,898
Other	207	97	92	29	588

Total consideration paid (1)	$20,927	$12,448	$57,663	$29	$10,486

Target earnings of acquired firms	$6,760	$4,850	$22,085	$—	$4,100
Base earnings of acquired firms	$3,780	$2,425	$10,243	$—	$1,995

Revenue from new acquisitions	$19,839	$19,949	$17,236	$16,314	$15,061
Revenue from existing firms	133,465	131,738	113,696	123,684	101,288

Total revenue	$153,304	$151,687	$130,932	$139,998	$116,349

	For the Year-to-Date Period Ended
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
		(Restated)	(Restated)	(Restated)	(Restated)
Number of acquisitions closed	16	12	7	24	24
Consideration:
Cash	$57,384	$41,994	$34,078	$50,658	$50,658
Common stock	33,258	27,928	23,493	23,515	23,515
Other	396	189	92	2,004	1,975

Total consideration paid (1)	$91,038	$70,111	$57,663	$76,177	$76,148

Target earnings of acquired firms	$33,695	$26,935	$22,085	$28,510	$28,510
Base earnings of acquired firms	$16,448	$12,668	$10,243	$14,180	$14,180

Revenue from new acquisitions	$57,024	$37,185	$17,236	$61,297	$44,983
Revenue from existing firms	378,899	245,434	113,696	403,128	279,445

Total revenue	$435,923	$282,619	$130,932	$464,425	$324,428

(1)	Total consideration paid may not sum sequentially due to post-closing adjustments made relating to prior period acquisitions.

NATIONAL FINANCIAL PARTNERS CORP. INTANGIBLES & GOODWILL DATA (Unaudited - in thousands)

	At or for the Three Months Ended
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
Intangible Assets:
Book of business	$81,530	$76,444	$75,754	$69,533	$72,244
Management contracts	190,102	186,865	185,519	160,113	162,671
Trade name	3,603	3,452	3,403	2,999	3,007
Goodwill	263,082	253,929	243,112	218,002	218,837

Total intangible assets and goodwill	$538,317	$520,690	$507,788	$450,647	$456,759

Amortization Expense & Impairment Loss:
Book of business	$3,100	$2,653	$2,582	$2,400	$2,365
Management contracts	2,996	2,277	2,044	1,860	1,842
Trade name	—	38	—	—	—
Goodwill	432	1,526	—	—	—

Total amortization	$6,528	$6,494	$4,626	$4,260	$4,207

NATIONAL FINANCIAL PARTNERS CORP. RECONCILIATION OF RESTATED FINANCIAL RESULTS (Unaudited - in thousands)

	For the Three Months Ended
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
Revenue:
Commissions and fees
As reported	$153,304	$156,341	$135,225	$143,413	$119,899
Adjustment	—	(4,654)	(4,293)	(3,415)	(3,550)

As restated	$153,304	$151,687	$130,932	$139,998	$116,349

Cost of Services:
Commissions and fees
As reported	$39,780	$47,176	$41,049	$34,902	$31,383
Adjustment	—	(4,654)	(4,293)	(3,415)	(3,550)

As restated	$39,780	$42,522	$36,756	$31,487	$27,833

	For the Year-to-Date Period Ended
	September 30, 2004	June 30, 2004	March 31, 2004	December 31, 2003	September 30, 2003
Revenue:
Commissions and fees
As reported	$444,870	$291,566	$135,225	$479,577	$336,164
Adjustment	(8,947)	(8,947)	(4,293)	(15,151)	(11,736)

As restated	$435,923	$282,619	$130,932	$464,426	$324,428

Cost of Services:
Commissions and fees
As reported	$128,005	$88,225	$41,049	$126,776	$91,874
Adjustment	(8,947)	(8,947)	(4,293)	(15,151)	(11,736)

As restated	$119,058	$79,278	$36,756	$111,625	$80,138

NATIONAL FINANCIAL PARTNERS CORP.
DEFINED TERMS

Cash Earnings:	GAAP net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets.

Cash Earnings per Share - Diluted:	Represents cash earnings (see above) divided by weighted average diluted shares outstanding.

Common Shares Issued for Acquisitions:	Represents the portion of consideration paid in the form of common shares for acquisitions closed during the period presented.

Common Shares Issued for Contingent Consideration:	Represents the portion of contingent consideration paid in the form of common shares during the period presented.

Common Shares Repurchased:	Represents stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Internal “Same Store” Revenue Growth:	NFP calculates the internal growth rate of the revenue of its firms. This calculation compares the change in revenue of a comparable group of firms for the same time period in successive years. NFP includes firms in this calculation at the beginning of the first fiscal quarter that begins one year after acquisition by NFP unless a firm has merged with another owned firm or has made a sub-acquisition that represents more than 25% of the base earnings (see below) of the acquiring firm. With respect to two owned firms that merge, the combined firm is excluded from the calculation from the time of the merger until the first fiscal quarter that begins one year after acquisition by NFP of the most recently acquired firm participating in the merger. However, if both firms involved in a merger are included in the internal growth rate calculation at the time of the merger, the combined firm continues to be included in the calculation after the merger. With respect to sub-acquisitions described above, to the extent the sub-acquired firm does not separately report financial statements to NFP, the acquiring firm is excluded from the calculation from the time of the sub-acquisition until the first fiscal quarter beginning one year following the sub-acquisition. Sub-acquisitions that represent less than 25% of the base earnings of the acquiring firms are considered to be internal growth. With respect to dispositions, NFP includes these firms up to the time of disposition and excludes these firms for all periods after the disposition. The calculation described above is not adjusted for intercompany transactions that result in the same item of revenue being recorded by two firms.

Sub-Acquisitions:	A sub-acquisition involves the acquisition by one of NFP’s firms of a business that is too small to qualify for a direct acquisition by NFP or where the individual running the business wishes to exit immediately or soon after the acquisition. The acquisition multiple paid for sub-acquisitions is typically lower than the multiple paid for a direct acquisition by NFP.

Debt to Total Capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders’ equity at the end of the same period.

Target Earnings of Acquired Firms:	Represents the estimated annual operating cash flow of the acquired business at the time of acquisition, which is defined as cash revenue of the business less cash and non-cash expenses, other than amortization, depreciation and compensation to the business’s owners or individuals who subsequently become independent contractors who manage the business following acquisition.

Base Earnings of Acquired Firms:	Represents the cumulative preferred portion of target earnings of acquired firms that NFP capitalizes at the time of acquisition of a firm. Base earnings averaged 47% of target earnings for all firms owned by NFP at September 30, 2004.

Revenue from New Acquisitions and Revenue from Existing Firms:	NFP calculates revenue from new acquisitions and revenue from existing firms. A firm is considered to be a new acquisition for the twelve months following the acquisition. After twelve months, a firm is considered to be an existing firm. Within any reporting period, a firm may be considered to be a new acquisition for part of the period and an existing firm for the remainder of the period. Additionally, NFP Securities, Inc. and NFP Insurance Services, Inc. are considered to be existing firms. Sub-acquisitions that do not separately report their financial results are considered to be part of the firm making the acquisition. Revenue of disposed firms are included in all periods up to and including the period of disposal.

Intangible Assets - Book of Business:	A portion of the purchase price of acquisitions made by NFP is allocated to book of business. The amount allocated to this component is largely determined by the amount of recurring revenue of the acquired firm. The book of business is amortized on a straight-line basis over a ten-year period.

Intangible Assets - Management Contracts:	A portion of the purchase price of acquisitions made by NFP is allocated to management contracts. The amount allocated to this component is largely determined by the amount of non-recurring revenue of the acquired firm as well as an assumption for the lost production of the principal(s) of the firm at retirement. The management contract is amortized on a straight-line basis over a twenty-five year period.

Intangible Assets - Trade Name:	NFP generally allocates approximately 1% of the purchase price of an acquisition to trade name, which is determined to have an indefinite life and, therefore, is not amortized.

Intangible Assets - Goodwill:	The residual amount of the purchase price not allocated to book of business, management contracts and trade name is allocated to goodwill. In accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 142, goodwill and intangible assets deemed to have indefinite lives are not amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Goodwill amortization after January 1, 2002 is entirely related to impairment losses recorded against underperforming firms or firms that NFP disposed.